Capital World Bond Fund®

Prospectus Supplement

January 26, 2015

(for prospectus dated November 1, 2014)

1.	The table under the heading “Indexes” in the “Investment results” section of the prospectus is amended in its entirety to read as follows:
Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
Barclays Global Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–2.60%	3.91%	4.46%	N/A
Lipper Global Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	–1.34	7.09	4.76	N/A
Consumer Price Index	1.50	2.08	2.37	2.75
Class A annualized 30-day yield at September 30, 2014: 1.40% (For current yield information, please call American FundsLine® at (800) 325-3590.)

2.	The table under the heading “Portfolio managers” in the “Management” section of the prospectus is amended in its entirety to read as follows:
Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Thomas H. Høgh Senior Vice President	19 years	Partner – Capital Fixed Income Investors
Robert H. Neithart Senior Vice President	15 years	Partner – Capital Fixed Income Investors
Mark A. Brett	Less than 1 year	Partner – Capital Fixed Income Investors
David A. Daigle	Less than 1 year	Partner – Capital Fixed Income Investors

3.	The information under the heading “Fund comparative indexes” in the “Investment objective, strategies and risks” section of the prospectus is amended in its entirety to read as follows:

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The Barclays Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence when Class A shares were first sold; therefore, lifetime results are not shown. The Lipper Global Income Funds Index is an equally weighted index of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. This index was not in existence when Class A shares were first sold; therefore, lifetime results are not shown. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

4.	The table under the heading “The Capital SystemSM” in the “Management and organization” section of the prospectus is amended in its entirety to read as follows:
Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Thomas H. Høgh	Investment professional for 28 years in total; 24 years with Capital Research and Management Company or affiliate	19 years (plus 2 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager
Robert H. Neithart	Investment professional for 27 years, all with Capital Research and Management Company or affiliate	15 years (plus 4 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager
Mark A. Brett	Investment professional for 36 years in total; 21 years with Capital Research and Management Company or affiliate	Less than 1 year	Serves as a fixed-income portfolio manager
David A. Daigle	Investment professional for 20 years, all with Capital Research and Management Company or affiliate	Less than 1 year	Serves as a fixed-income portfolio manager

Keep this supplement with your prospectus.

Lit. No. MFGEBS-116-0115P Printed in USA CGD/AFD/10039-S46342

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Capital World Bond Fund® Statement of Additional Information Supplement January 26, 2015 (for statement of additional information dated December 1, 2014, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows. Except as indicated below the following table, footnotes in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
Thomas H. Høgh	$100,001 – $500,000	5	$49.5	1	$0.20	1	$0.10
Robert H. Neithart	Over $1,000,000	8	$63.8	6	$0.90	12[5]	$5.74
Mark A. Brett	$100,001 – $500,000[6]	5	$19.2	2	$0.23	4[7]	$1.76
David A. Daigle	$100,001 – $500,000	7	$163.7	2	$1.63	2	$0.40

[5]	The advisory fee of two of these accounts (representing $1.22 billion in total assets) is based partially on their investment results.
[6]	As of January 12, 2015.
[7]	The advisory fee of one of these accounts (representing $0.98 billion in total assets) is based partially on its investment results.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-120-0115O CGD|10149-S46350